UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 12, 2007

                            BOK FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)

         Oklahoma                       000-19341              73-1373454
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)

  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (918) 588-6000

                                       N/A
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 - Entry Into a Material Definitive Agreement

       On March 9, 2007, BOK Financial Corporation ("BOKF") entered into an agreement to acquire Worth Bancorporation, Inc. ("Worth") for $127 million in cash by merging Worth with a wholly owned subsidiary of BOKF. The acquisition will add approximately $390 million in total assets, $272 million in net loans, $344 million in deposits and five locations in the Fort Worth, Texas market to BOKF. The merger is subject to regulatory approval and satisfaction of a number of conditions contained in the Merger Agreement. A copy of the press release announcing the Merger Agreement is attached as Exhibit 99.1 and a copy of the Merger Agreement is attached as Exhibit 99.2.

      The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by the Merger Agreement which is incorporated herein by reference. The Merger Agreement has been included in this Current Report on Form 8-K to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about Worth or its subsidiaries. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in a confidential disclosure schedule that Worth delivered in connection with signing the Merger Agreement.

ITEM 9.01. Financial Statements and Exhibits

      (d)   Exhibits

            99.1 Text of press release dated March 12, 2007, BOK Financial Acquires Worth Bancorporation, Inc. to Continue Fort Worth Expansion

            99.2 Merger Agreement Among BOK Financial Corporation, BOKF Merger Corporation Number Twelve, Worth Bancorporation, Inc., and Worth National Bank dated March 9, 2007

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BOK FINANCIAL CORPORATION


                                  By:  /s/  Steven E. Nell
                                       --------------------------------
                                  Steven E. Nell
                                  Executive Vice President
                                  Chief Financial Officer

Date:  March 12, 2007